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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of earliest event reported: January 26, 2005



                                    QLT INC.
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               (Exact Name of Registrant as Specified in Charter)



  British Columbia, Canada              000-17082                    N/A
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


            887 Great Northern Way, Vancouver, B.C. Canada,  V5T 4T5
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               (Address of Principal Executive Offices)    (Zip Code)


                                 (604) 707-7000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION


     On January 26, 2005, QLT Inc. reported that its marketing partner, Sanofi-aventis, announced North American Eligard(R) sales of approximately 58 million euros for the year ended December 31, 2004. Total worldwide sales for Eligard were approximately US$84 million.

     The full text of the press release announcing such results is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


ITEM 9.01   FINANCIAL STATEMENTS & EXHIBITS

     c)   EXHIBITS

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

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Number      Description
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
99.1        Press Release dated January 26, 2005 (Eligard Sales for FY 2004)
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          QLT INC.
                                          (Registrant)


                                           By: /s/  Michael J. Doty
                                               ---------------------------------
                                               Michael J. Doty
                                               Senior Vice President and
                                               Chief Financial Officer


     Dated: January 26, 2005